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                                                             Exhibit 10.1

                                 FIFTH AMENDMENT

     THIS FIFTH AMENDMENT (this "Amendment") dated as of March 19, 2003 to the Credit Agreement referenced below is by and among Navigant International, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

                               W I T N E S S E T H

     WHEREAS, a $150 million credit facility has been extended to the Borrower pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 6, 1999 (as amended, modified, supplemented, increased and extended from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders, U.S. Bank National Association, as Syndication Agent, KeyBank National Association, as Documentation Agent, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement that require the consent of the Required Lenders; and

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

     2. Amendments. The Credit Agreement is amended in the following respects:

     2.1 In the definition of "Available Revolving Committed Amount" in Section
     1.1 of the Credit Agreement, the reference to "December 31, 2002" is amended to read "March 31, 2004".

     2.2 Clause (a) of Section 7.9 of the Credit Agreement is amended to read as follows:

          (a) Consolidated Leverage Ratio. As of the end of each fiscal quarter set forth below, the Consolidated Leverage Ratio shall not be greater than the ratio set forth below opposite such fiscal quarter:

          -------------------------------------------------------
               Fiscal Quarter Ending         Maximum Consolidated
                    On or About                 Leverage Ratio
          -------------------------------------------------------

          -------------------------------------------------------
          March 31, 2003                          3.00:1.00
          -------------------------------------------------------
          June 30, 2003                           2.75:1.00
          -------------------------------------------------------
          September 30, 2003                      2.75:1.00
          -------------------------------------------------------
          December 31, 2003 and each              2.50:1.00
          fiscal quarter ending thereafter
          -------------------------------------------------------

               provided, however, that if the Borrower elects the Increased Availability Option, then as of the end of each fiscal quarter ending after the Increased Availability Quarter the Consolidated Leverage Ratio shall not be greater than 2.50:1.00.

                                       1

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     3. Approval of Amendment to Senior Note Documents. Each of the undersigned
Lenders hereby approves the amendment to the Note Purchase Agreements, including, without limitation, the amendment therein to Section 10.5 (Debt to EBITDA), in substantially the form of Exhibit A hereto.

     4. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of multiple counterparts of this Amendment executed by the Credit Parties and the Required Lenders;

          (b) receipt by the Administrative Agent of a certified copy of an amendment to the Note Purchase Agreements in substantially the form of Exhibit A hereto which shall be effective (or shall by its terms become effective simultaneous with the effectiveness of this Amendment);

          (c) receipt of the Administrative Agent, for the ratable benefit of the Lenders that deliver an executed signature page to this Amendment (the "Approving Lenders"), of an amendment fee equal to fifteen basis points (0.15%) on the Commitments of the Approving Lenders; and

          (d) receipt by the Administrative Agent of all other fees and expenses due and payable by the Borrower in connection with this Amendment.

     5. Reaffirmation of Representations and Warranties. The Borrower affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those that expressly relate to an earlier period).

     6. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     7. Reaffirmation of Security Interests. The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

     8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                                       2

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  NAVIGANT INTERNATIONAL, INC.,
                           a Delaware corporation


                           By:
                              -------------------------------------
                           Name:  John S. Coffman
                           Title: Sr. Vice President and Corporate Controller

GUARANTORS:                NAVIGANT INTERNATIONAL/NORTH CENTRAL, INC.,
                           an Illinois corporation
                           NAVIGANT INTERNATIONAL/SOUTHWEST, LLC,
                           a Delaware limited liability company
                           CORNERSTONE ENTERPRISES, INC.,
                           a Massachusetts corporation
                           ENVISION VACATIONS, INC.,
                           a Michigan corporation
                           NAVIGANT INTERNATIONAL/SOUTHEAST, INC.,
                           a North Carolina corporation
                           NAVIGANT INTERNATIONAL/NORTHWEST, INC.,
                           a Washington corporation
                           NAVIGANT INTERNATIONAL/NORTHEAST, INC.,
                           a Connecticut corporation
                           NAVIGANT INTERNATIONAL U.K. HOLDINGS, INC.
                           a Delaware corporation
                           NAVIGANT CRUISE CENTER, INC.,
                           a Delaware corporation
                           NAVIGANT INTERNATIONAL/ROCKY MOUNTAIN, INC., a Colorado corporation
                           SCHEDULED AIRLINES TRAFFIC OFFICES, INC., a Delaware corporation


                           By:
                              -------------------------------------
                           Name:  John S. Coffman
                           Title: Vice President of each of the
                                  foregoing Guarantors


                           NAVIGANT INTERNATIONAL/SOUTH CENTRAL, LP, a Texas limited partnership

                           By: ATLAS TRAVEL GP, INC.,
                               a Texas corporation


                               By:
                                  ---------------------------------
                               Name:  John S. Coffman
                               Title: Vice President

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LENDERS:                   BANK OF AMERICA, N.A.,
                           in its capacity as Administrative Agent
                           and in its individual capacity as a Lender


                           By:
                              -------------------------------------
                           Name:  Chitt Swamidasan
                           Title: Principal


                           U.S. BANK NATIONAL ASSOCIATION


                           By:
                              -------------------------------------
                           Name:
                           Title:


                           KEYBANK, N.A.


                           By:
                              -------------------------------------
                           Name:
                           Title:


                           THE BANK OF NOVA SCOTIA


                           By:
                              -------------------------------------
                           Name:
                           Title:


                           BANK ONE, COLORADO, N.A.


                           By:
                              -------------------------------------
                           Name:
                           Title:


                           UNION BANK OF CALIFORNIA


                           By:
                              -------------------------------------
                           Name:
                           Title:

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                                    EXHIBIT A

                       AMENDMENT TO SENIOR NOTE DOCUMENTS